UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

December 21, 2011

TNP Strategic Retail Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54376	90-0413866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Main Street, Suite 700

Irvine, California 92614

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 833-8252

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Property Acquisition

On December 21, 2011 (the “Closing Date”), TNP Strategic Retail Trust, Inc. (the “Company”) acquired a fee simple interest in a portion of a multi-tenant necessity retail center located in Fayettville, Georgia, a submarket of Atlanta, Georgia, commonly known as the Summit Point Shopping Center, through TNP SRT Summit Point, LLC (“TNP SRT Summit Point”), an indirect subsidiary of TNP Strategic Retail Operating Partnership, LP, the Company’s operating partnership (the “Operating Partnership”). The portion of the Summit Point Shopping Center acquired by the Company is referred to herein as the “Summit Point Property.”

TNP Acquisitions, LLC (“TNP Acquisitions”), an affiliate of the Company’s sponsor, previously entered into the Purchase and Sale Agreement For Improved Real Estate (the “Purchase Agreement”) with CP Summit Retail, LLC, an unaffiliated third party (the “Seller”), with respect to the purchase of the Summit Point Property. On November 22, 2011, TNP Acquisitions and the Seller entered into the Second Amendment to the Purchase Agreement which reduced the aggregate cash purchase price for the Summit Point Property from $19,000,000 to $16,750,000, added the grant to Seller of a $1,500,000 preferred equity interest in the direct parent of TNP SRT Summit Point, and extended the outside date to close the acquisition of Summit Point Property to December 12, 2011. On December 12, 2011, TNP Acquisitions and the Seller entered into the Third Amendment to the Purchase Agreement which extended the outside date to close the acquisition of the Summit Point Property to December 16, 2011. On December 15, 2011, TNP Acquisitions and the Seller entered into the Fourth Amendment to the Purchase Agreement, which extended the outside date to close the acquisition of the Summit Point Property to December 19, 2011, and granted TNP Acquisitions the right to extend the closing date for up to three additional days following December 19, 2011 by payment of an extension fee. Immediately prior to the closing of the acquisition of the Summit Point Property, TNP Acquisitions assigned the Purchase Agreement to TNP SRT Summit Point.

TNP SRT Summit Point acquired the Summit Point Property for an aggregate cash purchase price of $16,750,000, exclusive of closing costs (the “Purchase Price”), or approximately $174.52 per square foot. TNP SRT Summit Point financed the payment of the Purchase Price with (1) proceeds from the Company’s initial public offering, (2) the issuance of preferred membership interests in the direct parent of TNP SRT Summit Point (described below) and (3) the proceeds of a loan in the aggregate principal amount of $12,500,000 (the “Summit Point Loan”) from JPMorgan Chase Bank, National Association (the “Summit Point Lender”). For additional information on the terms of the Summit Point Loan, see Item 2.03 below. An acquisition fee of approximately $456,250 was paid to the Company’s external advisor, TNP Strategic Retail Advisor, LLC (the “Advisor”), in connection with the acquisition of the Summit Point Property.

In connection with the acquisition of the Summit Point Property, the Seller was admitted as a member of TNP SRT Summit Point Holdings, LLC, a subsidiary of the Operating Partnership and the sole owner of TNP SRT Summit Point (“Summit Point Holdings”), and granted a preferred equity interest in Summit Point Holdings with a deemed capital account of $1,500,000 (the “Preferred Interest”). The Preferred Interest will earn a preferred return of 8.0% per annum (the “Preferred Return”). The Preferred Interest, plus the accrued Preferred Return (collectively, the “Redemption Amount”), will be fully redeemed by Summit Point Holdings on or prior to the 45th day following the Closing Date (the “Redemption Deadline”). The redemption of the Preferred Interest will be funded by Summit Point Holdings with the proceeds of a capital contribution to Summit Point Holdings from the Operating Partnership in an amount sufficient to effect the payment of the Redemption Amount (the “Redemption Contribution”). In the event that the Redemption Amount is not paid on or prior to the Redemption Deadline, (1) the Preferred Return will increase to 18.0% per annum until the Redemption Amount is paid and (2) all distributions of cash from operations to be made by Summit Point Holdings will be paid to Seller until the Redemption Amount has been paid. Summit Point Holdings will have the right, prior to the Redemption Deadline, to prepay the Redemption Amount in installments of not less than $100,000. The Company has agreed to unconditionally guaranty to Seller the timely payment and performance of the Operating Partnership’s obligations to (1) make the Redemption Contribution and (2) cause Summit Point Holdings to redeem the Preferred Interest.

The Summit Point Property constitutes a portion of a neighborhood, grocery-anchored shopping center constructed in 2004. The Summit Point Property is situated on approximately 18.1 acres of land and is comprised of two buildings totaling approximately 104,572 square feet of leasable area, two additional ground-leased outparcels and one fully-improved land parcel totaling 5,000 square feet that may be ground leased or sold in the future. The Summit Point Property was 91.43% leased as of the Closing Date and is anchored by a Publix Supermarket, a supermarket chain with stores throughout the United States. Publix is the largest tenant at the Summit Point Property, occupying 54,379 square feet, or approximately 52% of the rentable square feet at the Summit Point Property. Other significant tenants at the Summit Point Property include Chase Bank, Wendy’s, Verizon Wireless and Subway.

The material terms of the agreements related to the acquisition of the Summit Point Property described herein are qualified in their entirety by the agreements attached as Exhibits 10.1 through 10.6, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Management of Property

On the Closing Date, TNP SRT Summit Point and TNP Property Manager, LLC (the “Property Manager”), an affiliate of the Company, entered into a Property and Asset Management Agreement (the “Management Agreement”), pursuant to which TNP SRT Summit Point engaged the Property Manager to supervise, manage, lease, operate and maintain the Summit Point Property. Pursuant to the Management Agreement, TNP SRT Summit Point will pay the Property Manager an annual management fee (the “Management Fee”), payable in monthly installments, equal to 5.0% of Gross Revenue (as defined in the Management Agreement). In addition, upon a sale of the Summit Point Property, TNP SRT Summit Point will pay the Property Manager an amount equal to one monthly installment of the Management Fee as compensation for work to be performed by the Property Manager in connection with the sale and/or completion of managing matters relating to the tenants of the Summit Point Property.

The material terms of the Management Agreement described herein are qualified in their entirety by the Management Agreement, a copy of which is attached as Exhibit 10.7 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Summit Point Property Loan

On the Closing Date, TNP SRT Summit Point borrowed $12,500,000 from the Summit Point Lender pursuant to a promissory note (the “Summit Point Note”), Loan Agreement (the “Summit Point Loan Agreement”) and Fee and Leasehold Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement (the “Mortgage”). The entire unpaid principal balance of the Summit Point Loan and all accrued and unpaid interest thereon is due and payable in full on January 1, 2017 (the “Maturity Date”). The Summit Point Loan bears interest at a rate of 5.88% per annum (the “Interest Rate”). After the occurrence of and during the continuance of any event of default under the Summit Point Loan, the Mortgage or any of the other documents related to the Summit Point Loan (collectively, the “Loan Documents”), the Summit Point Loan will bear interest at an annual rate of the lesser of 5.0% above the Interest Rate or the maximum rate permitted by law.

Under the terms of the Summit Point Loan Agreement, TNP SRT Summit Point will make monthly payments to the Summit Point Lender of $73,982.17 through the Maturity Date, with such payments first applied to accrued and unpaid interest and the balance to principal. The entire outstanding principal balance of the Summit Point Loan, plus any accrued and unpaid interest thereon, is due and payable in full on the Maturity Date. If any principal, interest or any other sums due under the Loan Documents are not paid by TNP SRT Summit Point on or prior to the date on which it is due, TNP SRT Summit Point shall pay the Summit Point Lender upon demand an amount equal to the lesser of 5.0% of such unpaid sum and the maximum rate permitted by law. TNP SRT Summit Point may not prepay the Summit Point Loan in whole or in part prior to the Maturity Date; provided, TNP SRT Summit Point may prepay the Summit Point Loan after the second anniversary of the first payment date under the Summit Point Loan subject to a prepayment penalty fee calculated in accordance with the Loan Documents. The Summit Point Loan Agreement contains customary covenants and events of default.

Pursuant to the Summit Point Loan Agreement, TNP SRT Summit Point will have no personal liability under the Loan Documents for the repayment of the principal and interest and any other amounts due under the Loan Documents (the “Indebtedness”) or for the performance of any other obligations under the Loan Documents; provided, however, that TNP SRT Summit Point will be personally liable to the Summit Point Lender for the repayment of a portion of the Indebtedness equal to any loss or damage suffered by the Summit Point Lender as a result of, among other events, (1) fraud or intentional misrepresentation by TNP SRT Summit Point, Summit Point Holdings or the Company, (2) gross negligence, or willful misconduct of TNP SRT Summit Point, Summit Point Holdings or the Company, (3) material physical waste of the Summit Point Property, (4) the removal or disposal of any portion of the Summit Point Property after an event of default, (5) failure of TNP SRT Summit Point to pay to the Summit Point Lender upon a foreclosure of the Summit Point Property, or any action in lieu thereof, all rents and security deposits to which the Summit Point Lender is entitled under the Loan Documents, or (6) the misapplication or conversion by TNP SRT Summit Point, Summit Point Holdings or the Company of any insurance proceeds related to loss, damage or destruction to the Summit Point Property, any award following a condemnation of the Summit Point Property or any rents paid following an event of default or paid more than a month in advance.

The performance of the obligations under the Loan Documents is secured by the Mortgage.

In connection with the Summit Point Note, the Company absolutely, unconditionally and irrevocably guaranteed to the Summit Point Lender the full and prompt payment when due of all amounts for which TNP SRT Summit Point is personally liable under the Loan Documents, as described above.

Pursuant to an Assignment of Management Agreement and Subordination of Management Fees, TNP SRT Summit Point assigned to the Summit Point Lender all of TNP SRT Summit Point’s right, title and interest in and to the Management Agreement, with such assignment to automatically become a present, unconditional assignment, at the Summit Point Lender’s option, in the event of a default by TNP SRT Summit Point under the Summit Point Loan Agreement or any other Loan Document. Additionally, any and all liens, rights and interests of Property Manager in and to the Summit Point Property are subordinated to the liens and security interests created or to be created for the benefit of the Summit Point Lender, and securing the repayment of the Summit Point Note, pursuant to the Summit Point Loan Agreement and other Loan Documents.

Pursuant to an Environmental Indemnity Agreement (the “Environmental Indemnity”), TNP SRT Summit Point and the Company (collectively the “Indemnitor”) have agreed, at their sole cost and expense, to protect, defend, indemnify and hold the Summit Point Lender and certain of its affiliates (collectively, the “Indemnified Parties”) harmless from and against any and all losses, damages, costs, fees, expenses, claims, suits, judgments, awards, obligations, debts, diminutions in value, fines, penalties, charges, amounts paid in settlement, consequential damages, litigation costs, attorneys’ fees and investigation costs (collectively, “Losses”) imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to, among other things, any of the following: (1) any presence of any Hazardous Substances (as defined in the Environmental Indemnity) in, on, above, or under the Summit Point Property; (2) any past, present or threatened release of Hazardous Substances in, on, above, under or from the Summit Point Property; (3) any activity by Indemnitor, any person affiliated with Indemnitor, and any tenant or other user of the Summit Point Property in connection with any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other release, generation, production, manufacturing, processing, refining, control, management, abatement, removal, handling, transfer or transportation to or from the Summit Point Property of any Hazardous Substances at any time located in, under, on or above the Summit Point Property; (4) any activity by Indemnitor, any person affiliated with Indemnitor, and any tenant or other user of the Summit Point Property in connection with any actual or proposed remediation of any Hazardous Substances at any time located in, under, on or above the Summit Point Property, whether or not such remediation is voluntary or pursuant to court or administrative order; or (5) any past, present or threatened non-compliance or violations of any Environmental Laws (as defined in the Environmental Indemnity) in connection with the Summit Point Property or operations thereon.

The material terms of the agreements described in this Item 2.03 are qualified in their entirety by the agreements attached as Exhibits 10.8 through 10.13 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 22, 2011, the Company distributed a press release announcing the acquisition of the Summit Point Property. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements.

It is not practical at this time to provide the required financial statements for the acquired real property described in this Current Report on Form 8-K, and no financial statements (audited or unaudited) are available at this time. The required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.

(b)	Pro Forma Financial Information.

See paragraph (a) above.

(d)	Exhibits

Exhibit	Description

10.1	Purchase and Sale Agreement For Improved Real Estate, dated as of September 29, 2011, by and among CP Summit Retail, LLC, TNP Acquisitions, LLC and First American Title Company

10.2	Second Amendment to Real Estate Purchase Agreement For Improved Real Estate, dated as of November 22, 2011, by and between CP Summit Retail, LLC and TNP Acquisitions, LLC

10.3	Third Amendment to Real Estate Purchase Agreement For Improved Real Estate, dated as of December 12, 2011, by and between CP Summit Retail, LLC and TNP Acquisitions, LLC

10.4	Fourth Amendment to Real Estate Purchase Agreement For Improved Real Estate, dated as of December 15, 2011, by and between CP Summit Retail, LLC and TNP Acquisitions, LLC

10.5	Assignment of Purchase and Sale Agreement For Improved Real Estate, dated as of December 21, 2011, by and between TNP Acquisitions, LLC and TNP SRT Summit Point, LLC and agreed to by CP Summit Retail, LLC

10.6	Guaranty Agreement, dated as of December 21, 2011, by and between TNP Strategic Retail Trust, Inc. and CP Summit Retail, LLC

10.7	Property and Asset Management Agreement, dated as of December 21, 2011, by and between TNP SRT Summit Point, LLC and TNP Property Manager, LLC

10.8	Promissory Note, dated December 21, 2011, by TNP SRT Summit Point, LLC in favor of JPMorgan Chase Bank, National Association

10.9	Loan Agreement, dated as of December 21, 2011, by and between TNP SRT Summit Point, LLC and JPMorgan Chase Bank, National Association

10.10	Fee and Leasehold Deed To Secure Debt, Assignment of Leases and Rents and Security Agreement, dated as of December 21, 2011, by TNP SRT Summit Point, LLC in favor of JPMorgan Chase Bank, National Association

10.11	Guaranty Agreement, dated as of December 21, 2011, by TNP Strategic Retail Trust, Inc. for the benefit of JPMorgan Chase Bank, National Association

10.12	Assignment of Management Agreement and Subordination of Management Fees, dated as of December 21, 2011, by and among TNP SRT Summit Point, LLC, JPMorgan Chase Bank, National Association and TNP Property Manager, LLC

10.13	Environmental Indemnity Agreement, dated as of December 21, 2011, by TNP SRT Summit Point, LLC and TNP Strategic Retail Trust, Inc. for the benefit of JPMorgan Chase Bank, National Association

99.1	Press Release dated December 22, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP STRATEGIC RETAIL TRUST, INC.

Date: December 28, 2011	By:	/s/ James Wolford
James Wolford
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Purchase and Sale Agreement For Improved Real Estate, dated as of September 29, 2011, by and among CP Summit Retail, LLC, TNP Acquisitions, LLC and First American Title Company

10.2	Second Amendment to Real Estate Purchase Agreement For Improved Real Estate, dated as of November 22, 2011, by and between CP Summit Retail, LLC and TNP Acquisitions, LLC

10.3	Third Amendment to Real Estate Purchase Agreement For Improved Real Estate, dated as of December 12, 2011, by and between CP Summit Retail, LLC and TNP Acquisitions, LLC

10.4	Fourth Amendment to Real Estate Purchase Agreement For Improved Real Estate, dated as of December 15, 2011, by and between CP Summit Retail, LLC and TNP Acquisitions, LLC

10.5	Assignment of Purchase and Sale Agreement For Improved Real Estate, dated as of December 21, 2011, by and between TNP Acquisitions, LLC and TNP SRT Summit Point, LLC and agreed to by CP Summit Retail, LLC

10.6	Guaranty Agreement, dated as of December 21, 2011, by and between TNP Strategic Retail Trust, Inc. and CP Summit Retail, LLC

10.7	Property and Asset Management Agreement, dated as of December 21, 2011, by and between TNP SRT Summit Point, LLC and TNP Property Manager, LLC

10.8	Promissory Note, dated December 21, 2011, by TNP SRT Summit Point, LLC in favor of JPMorgan Chase Bank, National Association

10.9	Loan Agreement, dated as of December 21, 2011, by and between TNP SRT Summit Point, LLC and JPMorgan Chase Bank, National Association

10.10	Fee and Leasehold Deed To Secure Debt, Assignment of Leases and Rents and Security Agreement, dated as of December 21, 2011, by TNP SRT Summit Point, LLC in favor of JPMorgan Chase Bank, National Association

10.11	Guaranty Agreement, dated as of December 21, 2011, by TNP Strategic Retail Trust, Inc. for the benefit of JPMorgan Chase Bank, National Association

10.12	Assignment of Management Agreement and Subordination of Management Fees, dated as of December 21, 2011, by and among TNP SRT Summit Point, LLC, JPMorgan Chase Bank, National Association and TNP Property Manager, LLC

10.13	Environmental Indemnity Agreement, dated as of December 21, 2011, by TNP SRT Summit Point, LLC and TNP Strategic Retail Trust, Inc. for the benefit of JPMorgan Chase Bank, National Association

99.1	Press Release dated December 22, 2011